================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 17, 2006

                            THE J. M. SMUCKER COMPANY
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              Ohio                       1-5111                34-0538550
  ----------------------------        ------------         -------------------
  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

                 One Strawberry Lane
                    Orrville, Ohio                            44667-0280
       ----------------------------------------               ----------
       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (330) 682-3000

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 17, 2006, The J. M. Smucker Company (the "Company") issued a press release announcing the financial results for the second quarter and six months ended October 31, 2006, of its 2007 fiscal year. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Form 8-K, including the exhibit attached hereto, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

          (d)      Exhibits

          Exhibit    Exhibit
          Number     Description
          -------    --------------------------------------
          99.1       Press Release, dated November 17, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE J. M. SMUCKER COMPANY


                                             By:  /s/ Mark R. Belgya
                                                  ------------------------------
                                                  Mark R. Belgya
                                                  Vice President,
                                                  Chief Financial Officer,
                                                  and Treasurer

Date: November 17, 2006

                                  EXHIBIT INDEX

          Exhibit    Exhibit
          Number     Description
          -------    --------------------------------------
          99.1       Press Release, dated November 17, 2006